Exhibit 99.2
Q2 2006 Supplemental Financial Information July 27, 2006

DTE Energy Company
Consolidated Statement of Financial Position

	(Unaudited)
	June 30	December 31
	2006	2005
(in Millions)
ASSETS
Current Assets
Cash and cash equivalents	$76	$88
Restricted cash	127	122
Accounts receivable
Customer (less allowance for doubtful accounts of $169 and $136, respectively)	1,203	1,746
Collateral held by others	102	286
Other	295	363
Accrued power and gas supply cost recovery revenue	214	186
Inventories
Fuel and gas	516	522
Materials and supplies	149	146
Deferred income taxes	70	257
Assets from risk management and trading activities	618	806
Other	156	160

	3,526	4,682

Investments
Nuclear decommissioning trust funds	679	646
Other	537	530

	1,216	1,176

Property
Property, plant and equipment	18,661	18,660
Less accumulated depreciation and depletion	(7,603)	(7,830)

	11,058	10,830

Other Assets
Goodwill	2,057	2,057
Regulatory assets	2,063	2,074
Securitized regulatory assets	1,289	1,340
Notes receivable	241	409
Assets from risk management and trading activities.	327	316
Prepaid pension assets	187	186
Other	256	265

	6,420	6,647

Total Assets	$22,220	$23,335

DTE Energy Company
Consolidated Statement of Financial Position

	(Unaudited)
	June 30	December 31
	2006	2005
(in Millions, Except Shares)
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$1,004	$1,187
Accrued interest	114	115
Dividends payable	92	92
Short-term borrowings	790	943
Gas inventory equalization	52	—
Current portion of long-term debt, including capital leases	183	691
Liabilities from risk management and trading activities	539	1,089
Other	880	803

	3,654	4,920

Other Liabilities
Deferred income taxes	1,293	1,396
Regulatory liabilities	741	715
Asset retirement obligations	1,129	1,091
Unamortized investment tax credit	125	131
Liabilities from risk management and trading activities	477	527
Liabilities from transportation and storage contracts	297	317
Accrued pension liability	342	284
Deferred gains from asset sales	82	188
Minority interest	43	92
Nuclear decommissioning	90	85
Other	717	740

	5,336	5,566

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	5,728	5,234
Securitization bonds	1,238	1,295
Equity-linked securities	175	175
Trust preferred-linked securities	289	289
Capital lease obligations	85	87

	7,515	7,080

Shareholders’ Equity
Common stock, without par value, 400,000,000 shares authorized, 177,761,367 and 177,814,429 shares issued and outstanding, respectively	3,468	3,483
Retained earnings	2,478	2,557
Accumulated other comprehensive loss	(231)	(271)

	5,715	5,769

Total Liabilities and Shareholders’ Equity	$22,220	$23,335

DTE Energy Company
Consolidated Statement of Cash Flows (Unaudited)

	Six Months Ended
	June 30
	2006	2005
(in Millions)
Operating Activities
Net Income	$103	$151
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	446	424
Deferred income taxes	53	65
Gain on sale of interests in synfuel projects	(20)	(100)
Loss on sale of assets, net	2	3
Impairment of synfuel projects	122	—
Partners’ share of synfuel project losses	(180)	(149)
Contributions from synfuel partners	129	113
Changes in assets and liabilities, exclusive of changes shown separately	219	172

Net cash from operating activities	874	679

Investing Activities
Plant and equipment expenditures — utility	(552)	(372)
Plant and equipment expenditures — non-utility	(145)	(58)
Acquisitions, net of cash acquired	(27)	—
Proceeds from sale of interests in synfuel projects	182	145
Proceeds from sale of other assets	34	18
Restricted cash for debt redemptions	(5)	19
Proceeds from sale of nuclear decommissioning trust fund assets	99	112
Investment in nuclear decommissioning trust funds	(118)	(130)
Other investments	(31)	(38)

Net cash used for investing activities	(563)	(304)

Financing Activities
Issuance of long-term debt	545	395
Redemption of long-term debt	(620)	(639)
Short-term borrowings, net	(50)	91
Repurchase of common stock	(10)	(11)
Dividends on common stock	(182)	(179)
Other	(6)	(2)

Net cash used for financing activities	(323)	(345)

Net Increase (Decrease) in Cash and Cash Equivalents	(12)	30
Cash and Cash Equivalents at Beginning of the Period	88	56

Cash and Cash Equivalents at End of the Period	$76	$86

The Detroit Edison Company
Consolidated Statement of Operations (unaudited)

	Three Months Ended		Six Months Ended
	June 30		June 30
(in Millions)	2006	2005	2006	2005

Operating Revenues	$1,175	$1,035	$2,225	$2,025

Operating Expenses
Fuel and purchased power	409	343	718	644
Operation and maintenance	369	330	713	651
Depreciation and amortization	168	160	335	310
Taxes other than income	65	63	134	132

	1,011	896	1,900	1,737

Operating Income	164	139	325	288

Other (Income) and Deductions
Interest expense	76	69	148	133
Interest income	(1)	—	(1)	(1)
Other income	(6)	(7)	(13)	(13)
Other expenses	10	13	20	25

	79	75	154	144

Income Before Income Taxes	85	64	171	144

Income Tax Provision	28	21	55	46

Reported Earnings	$57	$43	$116	$98

Adjustments
Performance Excellence Process	23	—	31	—
Incremental non-recurring DTE2 project costs	—	3	—	5
Effective tax rate normalization	1	—	1	—

	24	3	32	5

Operating Earnings	$81	$46	$148	$103

The Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and 10Q.

Michigan Consolidated Gas Company
Consolidated Statement of Operations (unaudited)

	Three Months Ended		Six Months Ended
	June 30		June 30
(in Millions)	2006	2005	2006	2005
Operating Revenues	$229	$261	$1,092	$1,095

Operating Expenses
Cost of gas	88	131	712	758
Operation and maintenance	110	96	229	215
Depreciation and amortization	24	24	47	50
Taxes other than income	13	13	28	26
Asset (gains) and losses, net	3	—	3	48

	238	264	1,019	1,097

Operating Income (Loss)	(9)	(3)	73	(2)

Other (Income) and Deductions
Interest expense	15	13	32	28
Interest income	(2)	(3)	(4)	(5)
Other income	(2)	—	(4)	(2)
Other expenses	—	—	1	2

	11	10	25	23

Income (Loss) Before Income Taxes	(20)	(13)	48	(25)

Income Tax Provision (Benefit)	(7)	37	11	38

Reported Earnings (Loss)	$(13)	$(50)	$37	$(63)

Adjustments
Effective tax rate normalization	2	43	(2)	51
Performance Excellence Process	2	—	4	—
Incremental non-recurring DTE2 project costs.	—	2	—	2
April 2005 MPSC gas orders	—	4	—	57

	4	49	2	110

Operating Earnings (Loss)	$(9)	$(1)	$39	$47

The Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and 10Q.

DTE Energy Debt/Equity Calculation
As of June 30, 2006
($ millions)

Short-term borrowings	790
Current portion of long-term debt, including capital leases	183
Mortgage bonds, notes and other	5,728
Securitization bonds	1,238
Capital lease obligations	85
Equity-linked securities	175
less MichCon short-term debt	(122)
less Securitization bonds, including current portion	(1,345)

Total debt	6,732

Trust preferred-linked securities	289

Total preferred/ other	289

Equity	5,715

Total capitalization	12,736

Debt	52.9%
Preferred	2.3%
Common shareholders’ equity	44.9%

Total	100.0%

Sales Analysis — Q2 2006
Electric Sales — Detroit Edison Service Area (GWh)

	Q2 2006	Q2 2005	% Change

Residential	3,514	3,766	-7%
Commercial	4,506	3,820	18%
Industrial	3,209	3,024	6%
Other	792	646	23%

	12,021	11,256	7%
Interconnection	570	1,141	-50%
Choice*	984	1,996	-51%

TOTAL SALES	13,575	14,393	-6%

*	Includes Dearborn Industrial Group sales
Gas Sales — MichCon Service Area (Mcf)

	Q2 2006	Q2 2005	% Change

Residential	13,361,179	16,509,131	-19%
Commercial	3,747,549	5,017,774	-25%
Industrial	160,681	306,601	-48%

	17,269,409	21,833,506	-21%
End User Transportation*	27,338,128	32,628,790	-16%

TOTAL SALES	44,607,537	54,462,296	-18%

*	Includes choice customers
Electric Revenue — Detroit Edison Service Area ($000s)

	Q2 2006	Q2 2005	% Change

Residential	380,178	338,297	12%
Commercial	411,570	326,309	26%
Industrial	207,966	166,384	25%
Other	42,830	30,730	39%

	1,042,544	861,720	21%
Interconnection	34,487	76,490	-55%
Choice*	22,967	39,180	-41%

TOTAL REVENUES	1,099,998	977,390	13%

*	Distribution charge, includes Dearborn Industrial Group revenues
Gas Revenue — MichCon Service Area ($000s)

	Q2 2006	Q2 2005	% Change

Residential	167,355	185,175	-10%
Commercial	45,044	54,235	-17%
Industrial	1,785	3,082	-42%

	214,184	242,492	-12%
End User Transportation*	26,837	27,861	-4%

TOTAL REVENUES	241,021	270,353	-11%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	Q2 2006	Q2 2005	% Change

Actuals	225	301	-25%
Normal	193	193

Deviation from normal	17%	56%
Heating Degree Days
MichCon service territory

	Q2 2006	Q2 2005	% Change

Actuals	683	757	-10%
Normal	853	860

Deviation from normal	-20%	-12%